                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 22, 2007
                                                           ------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-25918               13-3672716
          --------                        -------               ----------
(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

1350 Broadway, Suite 2300, New York, New York                          10018
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  (Address of Principal Executive Offices)                           (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
                                                           --------------

                                       N/A
                             ----------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE   OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
            DIRECTORS;   APPOINTMENT   OF   CERTAIN   OFFICERS;   COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      On May 22, 2007,  Everlast  Worldwide  Inc. (the  "Company")  entered into amendments to the employment agreements with Seth A. Horowitz and Gary J. Dailey
(the  "Agreements")  pursuant to which the  Company  reinserted  an  inadvertent omission in each of the Agreements  regarding the timing of certain payments.  A copy of each the Agreements is attached hereto as Exhibits 99.1 and 99.2.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit Number    Description
--------------    -----------

99.1              Second Amendment to Employment Agreement,  dated May 22, 2007, by and between Everlast Worldwide Inc. and Seth A. Horowitz

99.2              Second Amendment to Employment Agreement,  dated May 22, 2007, by and between Everlast Worldwide Inc. and Gary J. Dailey

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       EVERLAST WORLDWIDE INC.
                                            (Registrant)

Date: May 22, 2007
                                       By: /s/ Gary J. Dailey
                                           -------------------------------------
                                       Name:  Gary J. Dailey
                                       Title: Chief Financial Officer